Waddell & Reed InvestEd Portfolios, Inc.

(the "Portfolios")

Supplement Dated February 26, 2004 To Prospectus Dated May 1, 2003

         The following supplements the information in the section entitled "Fees and Expenses" for the applicable Portfolios:

Waddell & Reed, Inc. ("W&R"), the Portfolios' distributor, and Waddell & Reed Services Company ("WRSCO"), the Portfolios' transfer agent, have voluntarily agreed to waive expenses so that the total annual fund operating expenses do not exceed the following levels for the specified portfolios/classes:

Expense Limitation (as a percentage
Portfolio and Class	of average net assets of each Class)

Growth Portfolio, Class A	1.10%
Growth Portfolio, Class B	1.85%
Growth Portfolio, Class C	1.85%

Balanced Portfolio, Class A	1.10%
Balanced Portfolio, Class B	1.85%
Balanced Portfolio, Class C	1.85%

Conservative Portfolio, Class A	1.10%
Conservative Portfolio, Class B	1.85%
Conservative Portfolio, Class C	1.85%

W&R and WRSCO will voluntarily waive any expenses, of the Portfolios, in excess of the above amounts. W&R and WRSCO may change or terminate this waiver at any time.

NUS1090C